                                   Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   VIEX Opportunities Fund, LP - Series One

Address:                                150 East 52nd Street
                                        3rd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/29/19

Name:                                   VIEX GP, LLC

Address:                                150 East 52nd Street
                                        3rd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/29/19

Name:                                   VIEX Special Opportunities Fund II, LP

Address:                                150 East 52nd Street
                                        3rd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/29/19

Name:                                   VIEX Special Opportunities GP II, LLC

Address:                                150 East 52nd Street
                                        3rd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/29/19

Name:                                   VIEX Capital Advisors, LLC

Address:                                150 East 52nd Street
                                        3rd Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/29/19